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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2006
                                                         ----------------

                        TRI-COUNTY FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                       0-18279               52-1652138
         --------                      ---------              ----------
(State or other Jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)          Identification No.)

                 3035 Leonardtown Road, Waldorf, Maryland 20601
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (301) 645-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05     AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
              -------------------------------------------------------------
              PROVISION OF THE CODE OF ETHICS.
              -------------------------------

         On January 23, 2006, the Board of Directors of Tri-County Financial Corporation (the "Company"), the holding company for Community Bank of Tri-County, amended its Code of Ethics as follows:

         |o| Prior to the amendment, the Company maintained a separate code of ethics for: (1) senior executives, financial officers and directors; (2) officers and managers; and (3) employees. The Code of Ethics for Senior Executives, Financial Officers and Directors was amended to apply to all three constituencies.

         |o| The Code of Ethics was amended to add language to specifically indicate that the Code applied to employees and directors of the Company or any subsidiary of the Company.

         |o| The Code of Ethics was amended to add additional illustrations on what constitutes confidential information and additional procedures to ensure the secrecy of such information is maintained.

         |o| The Code of Ethics was amended to specifically provide that concerns regarding questionable accounting or auditing matters should be handled under the procedures for confidential, anonymous submissions established by the Audit Committee.

ITEM 7.01     REGULATION FD DISCLOSURE.
              ------------------------

         On January 23, 2006, Tri-County Financial Corporation (the "Company"), the holding company for Community Bank of Tri-County, announced that its Board of Directors declared a $0.55 cash dividend for the year ended December 31, 2005.

         A copy of the Company's press release dated January 25, 2006 is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable

        (b)  Pro Forma Financial Information:  Not applicable

        (c)  Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release Dated January 25, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 26, 2006                 By: /s/ William J. Pasenelli
                                            ------------------------------------
                                            William J. Pasenelli
                                            Executive Vice President and Chief
                                             Financial Officer